SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 14 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 3, 1997


                                  MASTEC, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-3797                59-1259279
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 (State or Other Jurisdiction       (Commission          (IRS Employer
      of Incorporation)             File Number)       Identification No.)


         3155 N.W. 77th Avenue, Miami, Florida              33122-1205
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       (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (305) 599-1800


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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                           Item 5.        Other Events


                             On September 26, 1997,  the Company  announced that
                    the labor unions representing the workers of Sintel, S.A., the company's Spanish subsidiary, have announced work stoppages at Sintel in response to Sintel's application to the Spanish labor authorities to restructure Sintel's work force. The unions announced that the workers will not work two half days per week until a labor agreement is reached. The Company expects Spanish labor authorities to respond to the application in mid to late October.

                             The company has issued a press release  announcing
                    the  foregoing  event, a copy of which  is  attached  as
                    exhibit 99.1 which is incorporated  herein by reference.

                             Item 7.  Financial Statements and Exhibits.

                             (c)

                             99.1     Press release dated September 26,1997.



                                               SIGNATURES

                             Pursuant  to  the  requirement  of  the  Securities
                    Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Date: October 3, 1997.                 /s/ Edwin D. Johnson
                                               ---------------------------
                                               Edwin D. Johnson
                                               Senior Vice President-
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                                 and Authorized Officer)